Offerings - Offering: 1	Apr. 29, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Other
Security Class Title	Deferred Compensation Obligations
Amount Registered | shares	40,000,000
Maximum Aggregate Offering Price	$ 40,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,524.00
Offering Note	Note 1.a: The deferred compensation obligations being registered are general unsecured obligations of AvalonBay Communities, Inc. to pay deferred compensation in the future in accordance with the terms of the AvalonBay Communities Deferred Compensation Plan (the "Plan"). Note 1.b: This estimate is made pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the estimated amount of compensation that may be deferred under the Plan.